                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21206

                           AEW Real Estate Income Fund
               (Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts                              02116
 (Address of principal executive offices)                             (Zip code)

                             John E. Pelletier, Esq.
                    CDC IXIS Asset Management Services, Inc.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2801

Date of fiscal year end:  January 31, 2004

Date of reporting period: July 31, 2003

Item 1. Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                   [LOGO] AEW

                          AEW Real Estate Income Fund
                          Semiannual Report
                          July 31, 2003

                          AEW Management and Advisors

--------------------------------------------------------------------------------
                        AEW Real Estate Income Fund
--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

High current income is a primary objective; capital appreciation is a secondary objective
--------------------------------------------------------------------------------

Strategy:

Invests primarily in income-producing securities issued by real estate companies, including REITs
--------------------------------------------------------------------------------

Inception Date:

November 26, 2002
--------------------------------------------------------------------------------

Portfolio Manager:

Matthew A. Troxell, CFA
AEW Management and Advisors, L.P.
--------------------------------------------------------------------------------

Common shares
American Stock Exchange Symbol: RIF
--------------------------------------------------------------------------------

CUSIP Numbers
Common shares: 00104H107
Preferred shares: 00104H206
--------------------------------------------------------------------------------

July 31, 2003
Market Value
Per Common Share: $16.08
Net Asset Value Per Common Share: $17.29

                                                           Management Discussion
--------------------------------------------------------------------------------

Optimism seemed to return to the financial markets in March of 2003, after almost three years of economic uncertainty and generally declining stock prices. Shares of real estate investment trusts (REITs) have been one of the few bright spots in the investment horizon during the past few years, but instead of fading when the stock market as a whole revived, REITs continued to perform well during the spring rally.

Performance facts

This is AEW Real Estate Income Fund's first semiannual report, covering the six months ended July 31, 2003. Total return based on the market price of common shares was 15.69% for the period. The market price per common share of the fund rose to $16.08 on July 31, 2003, up from $14.55 on January 31, 2003. Changes in the market price of fund shares reflect investor demand and are not tied to the fund's net asset value.

The fund's total return for the period based on the net asset value of common shares and the reinvestment of $0.69 in dividends was 29.01%. For the same period, the total return on the Morgan Stanley REIT Index was 23.27%. Reflecting changes in the value of assets in the portfolio and the distributions to shareholders, the net asset value of the fund's common shares rose to $17.29 from $14.03 during the period. As of the end of July 2003, the fund had approximately 3.8 million common shares outstanding and net assets of approximately $66.3 million.

Market review

Investors in the capital markets today seem more willing to look ahead than they were in the "show me" markets of the past few years. While there are few indications of real strength in the economy currently, the recent strength in the financial markets suggests that more investors are either anticipating better times or at least are encouraged by a potential end to the downtrend. Whatever the case, the major property sectors have posted positive results for the six months ended July 31, 2003, even though there has been no real improvement in real estate fundamentals.

In general, the fund's solid overall performance during the period reflected continued investor interest in yield-oriented products, particularly those focused on real estate. Capital has been flowing into the REIT market, attracted by relatively high dividend yields, diversification benefits, low volatility, and some degree of inflation protection.

Holdings update

The most meaningful adjustment we made to the portfolio during the period was to issue "auction market preferred shares" in February. Subsequently, we executed a series of interest rate swaps - specialized negotiations that allowed us to greatly reduce our portfolio's exposure to changing interest rates. We also increased the fund's position in the office sector by adding to companies with exposure to Southern California, which we believe have more favorable characteristics than office markets in other parts of the country. In addition the fund's exposure to retail REITs declined slightly, primarily because we were taking profits on securities that had appreciated in value.

During the six months ended July 31, 2003, we improved the stability of the fund's cash flow by adding several new preferred stock positions. These additions were in several property sectors and modestly increased our preferred holdings to 25% of investments.

Consistent with its stated investment strategy, the fund is invested in a combination of common and preferred equities issued by public real estate companies. These holdings represent interests in a variety of property types and geographic regions. The fund's common REIT shares performed slightly better than preferred shares owned by the fund during the period.

--------------------------------------------------------------------------------
                          AEW Real Estate Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Outlook

We believe the economy should gain some strength during the remainder of 2003, although the recovery should be gradual. We also think jobs will remain scarce until some time next year. However, equity markets have rebounded over the past several months, and the long period of sliding equity prices and declining bond yields that drove so many investors into real estate seems to be lifting. We believe the low cost of debt will do much to support real estate, even as other asset classes begin to look attractive again. Moreover, investors with a new appreciation for the diversification benefits and income potential of real estate seem likely to continue to invest in the sector.

Property market fundamentals are more challenging. In our view, a dearth of new jobs may delay a pronounced rebound in real estate demand until well into 2004, and it may be years before some markets attain the peak employment levels reached prior to the recession. We expect most property markets to be fairly soft through at least 2004.

In our view, the REIT market is relatively fairly valued today, so we do not expect REITs to continue to outperform other equities as much as they have recently. In the near term, we believe REITs will deliver strong current yield, and the property markets should gain in strength along with the economic recovery over the next several years.

                                        Investment Results through July 31, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the period from the fund's inception through July 31, 2003. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

                                                  Total Returns -- July 31, 2003
--------------------------------------------------------------------------------

                                                                      Since
                                                                    Inception/1/
                                                      6 Months/1/   (11/26/02)
                                                      -----------   ------------
Total return on market value                            15.69%        13.14%

Total return on net asset value                         29.01         27.34

--------------------------------------------------------------------------------

Comparative Performance
   Morgan Stanley REIT Index/2/                         23.27         20.88/3/

--------------------------------------------------------------------------------

                                                 Portfolio as of July 31, 2003
--------------------------------------------------------------------------------

Largest REIT Sectors                                          % of Investments
--------------------------------------------------------------------------------
   Office                                                           22.0
--------------------------------------------------------------------------------
   Shopping Centers                                                 15.3
--------------------------------------------------------------------------------
   Apartments                                                       13.6
--------------------------------------------------------------------------------
   Diversified                                                      10.1
--------------------------------------------------------------------------------
   Healthcare                                                       10.0
--------------------------------------------------------------------------------
   Office/Industrial                                                 7.8
--------------------------------------------------------------------------------
   Regional Malls                                                    7.4
--------------------------------------------------------------------------------
   Lodging/Resorts                                                   7.3
--------------------------------------------------------------------------------
   Industrial                                                        2.2
--------------------------------------------------------------------------------
   Factory Outlets                                                   1.3
--------------------------------------------------------------------------------

Ten Largest Holdings*                                         % of Investments
--------------------------------------------------------------------------------
   Healthcare Realty Trust, Inc.                                     4.3
--------------------------------------------------------------------------------
   Prentiss Properties Trust                                         3.7
--------------------------------------------------------------------------------
   Heritage Property Investment Trust                                3.3
--------------------------------------------------------------------------------
   iStar Financial, Inc.                                             3.3
--------------------------------------------------------------------------------
   Mack-Cali Realty Corp.                                            3.0
--------------------------------------------------------------------------------
   Urstadt Biddle Properties, Inc., Preferred                        2.9
--------------------------------------------------------------------------------
   Senior Housing Properties Trust                                   2.8
--------------------------------------------------------------------------------
   Kilroy Realty Corp.                                               2.8
--------------------------------------------------------------------------------
   New Plan Excel Realty Trust                                       2.8
--------------------------------------------------------------------------------
   Gables Residential Trust                                          2.7
--------------------------------------------------------------------------------
*Common Shares except as noted

Notes to Chart

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares. Periods less than one year are not annualized.

/1/ Fund performance has been increased by fee waivers, without which performance would have been lower.

/2/ Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in the index.

/3/  The since-inception index comparison is calculated from 11/30/02.

--------------------------------------------------------------------------------
          NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             AEW Real Estate Income Fund -- Schedule of Investments
--------------------------------------------------------------------------------

Investments as of July 31, 2003 (Unaudited)

Shares           Description                                          Value (a)
--------------------------------------------------------------------------------
Common Stocks -- 104.3% of Total Net Assets
          REAL ESTATE INVESTMENT TRUSTS - 104.3%
          REITs - Apartments - 15.9%
 44,000   Apartment Investment & Management Co....................   $ 1,734,040
 52,000   Archstone Smith Trust ..................................     1,344,200
 65,000   Camden Property Trust ..................................     2,425,150
 78,500   Gables Residential Trust ...............................     2,492,375
 40,000   Mid-America Apartment Communities, Inc..................     1,144,000
 66,500   Summit Properties, Inc..................................     1,406,475
                                                                     -----------
                                                                      10,546,240
                                                                     -----------
          REITs - Diversified - 10.2%
 90,000   Crescent Real Estate Equities Co........................     1,513,800
 84,000   iStar Financial, Inc....................................     3,045,000
120,000   Lexington Corporate Properties Trust ...................     2,169,600
                                                                     -----------
                                                                       6,728,400
                                                                     -----------
          REITs - Factory Outlets - 2.1%
 40,000   Tanger Factory Outlet Centers, Inc......................     1,412,000
                                                                     -----------
          REITs - Healthcare - 13.6%
 55,000   Health Care Property Investors, Inc.....................     2,410,650
121,000   Healthcare Realty Trust, Inc............................     3,967,590
190,500   Senior Housing Properties Trust ........................     2,638,425
                                                                     -----------
                                                                       9,016,665
                                                                     -----------
          REITs - Industrial - 1.0%
 25,000   EastGroup Properties, Inc...............................       684,500
                                                                     -----------
          REITs - Lodging/Resorts - 3.0%
 63,000   Hospitality Properties Trust ...........................     1,985,760
                                                                     -----------
          REITs - Manufactured Homes - 0.7%
 15,000   Chateau Communities, Inc................................       442,650
                                                                     -----------
          REITs - Office - 26.2%
 80,000   Arden Realty, Inc.......................................     2,240,000
 65,000   CarrAmerica Realty Corp.................................     1,898,650
 77,000   Glenborough Realty Trust, Inc...........................     1,551,550
 90,000   Highwoods Properties, Inc...............................     2,082,600
250,000   HRPT Properties Trust ..................................     2,322,500
 76,000   Mack-Cali Realty Corp...................................     2,798,320
 50,000   Maguire Properties, Inc. (c) ...........................     1,020,000
111,500   Prentiss Properties Trust ..............................     3,450,925
                                                                     -----------
                                                                      17,364,545
                                                                     -----------
          REITs - Office/Industrial - 8.7%
 91,000   Kilroy Realty Corp......................................     2,618,070
 68,100   Liberty Property Trust .................................     2,362,389
 35,000   Reckson Associates Realty Corp..........................       759,850
                                                                     -----------
                                                                       5,740,309
                                                                     -----------
          REITs - Regional Malls - 7.1%
150,000   Borealis Retail REIT ...................................     1,076,530
112,000   Glimcher Realty Trust ..................................     2,332,960
 35,000   Macerich Co. (The) .....................................     1,306,550
                                                                     -----------
                                                                       4,716,040
                                                                     -----------
          REITs - Shopping Centers - 13.8%
 70,000   Commercial Net Lease Realty, Inc........................     1,238,300
 60,000   Equity One, Inc.........................................     1,020,000
108,000   Heritage Property Investment Trust .....................     3,083,400
115,000   New Plan Excel Realty Trust ............................     2,576,000
 49,300   Ramco-Gershenson Properties Trust ......................     1,211,794
                                                                     -----------
                                                                       9,129,494
                                                                     -----------
          REITs - Specialty - 2.0%
 17,000   Correctional Properties Trust ..........................   $   434,520
 30,000   Entertainment Properties Trust .........................       924,000
                                                                     -----------
                                                                       1,358,520
                                                                     -----------
          Total Real Estate Investment Trusts ....................    69,125,123
                                                                     -----------
          Total Common Stocks (Identified Cost $59,225,438) ......    69,125,123
                                                                     -----------
          Preferred Stocks - 35.2%
          REAL ESTATE INVESTMENT TRUSTS - 35.2%
          REITs - Apartments - 3.2%
 50,000   Apartment Investment & Management Co., Series G ........     1,341,000

 29,400   Apartment Investment & Management Co., Series R ........       786,450
                                                                     -----------
                                                                       2,127,450
                                                                     -----------
          REITs - Diversified - 4.1%
 50,000   Colonial Properties Trust, Series D ....................     1,290,000
 54,800   Crescent Real Estate Equities Co., Series B  ...........     1,413,840
                                                                     -----------
                                                                       2,703,840
                                                                     -----------
          REITs - Healthcare - 0.4%
 10,800   Health Care REIT, Inc., Series D (c) ...................       276,048
                                                                     -----------
          REITs - Industrial - 2.1%
 52,000   Keystone Property Trust, Series D ......................     1,370,200
                                                                     -----------
          REITs - Lodging/Resorts - 7.3%
 75,000   Boykin Lodging Co., Series A ...........................     1,912,500
 25,000   FelCor Lodging Trust, Inc., Series B ...................       569,750
 75,000   Hospitality Properties Trust, Series B .................     1,983,000
 15,000   LaSalle Hotel Properties, Series A .....................       401,250
                                                                     -----------
                                                                       4,866,500
                                                                     -----------
          REITs - Office - 4.8%
 30,000   Highwoods Properties, Inc., Series B ...................       753,000
 90,400   HRPT Properties Trust, Series B ........................     2,404,640
                                                                     -----------
                                                                       3,157,640
                                                                     -----------
          REITs - Office/Industrial - 2.3%
 30,000   Bedford Property Investors, Inc., Series A, 144A (c) ...     1,500,000
                                                                     -----------
          REITs - Regional Malls - 3.2%
 35,500   Mills Corp. (The), Series B ............................       929,390
 25,000   Mills Corp. (The), Series E ............................       648,750
 23,000   Taubman Centers, Inc., Series A ........................       577,300
                                                                     -----------
                                                                       2,155,440
                                                                     -----------
          REITs - Shopping Centers - 7.8%
42,200    Developers Diversified Realty Corp., Series F ..........     1,122,098
25,000    Developers Diversified Realty Corp., Series G ..........       633,750
13,000    Federal Realty Investment Trust, Series B ..............       347,620
12,500    Ramco-Gershenson Properties Trust, Series B ............       348,125
27,000    Urstadt Biddle Properties, Inc., Series C (c) ..........     2,700,000
                                                                     -----------
                                                                       5,151,593
                                                                     -----------
          Total Real Estate Investment Trusts ....................    23,308,711
                                                                     -----------
          Total Preferred Stocks (Identified Cost $22,782,738)        23,308,711
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
       AEW Real Estate Income Fund -- Schedule of Investments (continued)
--------------------------------------------------------------------------------

Investments as of July 31, 2003 (unaudited)

  Principal
   Amount                     Description                             Value(a)
--------------------------------------------------------------------------------
Short Term Investment -- 1.0%
$669,194   Repurchase Agreement with Investors Bank & Trust Co.
           dated 7/31/2003 at 0.70% to be repurchased at
           $669,207 on 8/01/2003, collateralized by $699,661
           Federal Home Loan Mortgage Bond, 3.08% due 2/15/2022
           valued at $702,654 ..................................   $    669,194
                                                                   ------------
           Total Short Term Investment
           (Identified Cost $669,194) ..........................        669,194
                                                                   ------------
           Total Investments -- 140.5%
           (Identified Cost $82,677,370) (b) ...................     93,103,028
           Other assets less liabilities -- 1.8% ...............      1,185,551
           Auction Market Preferred Shares plus
           cumulative unpaid dividends (42.3)% .................    (28,002,546)
                                                                   ------------
           Total Net Assets--100%...............................   $ 66,286,033
                                                                   ============
(a)   See Note 2a of Notes to Financial Statements.
(b)   Federal Tax Information:
      At July 31, 2003, the net unrealized appreciation on investments based on cost of $82,677,370 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for all
      investments in which there is an excess of value over
      tax cost .................................................   $ 11,842,991
      Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      value ....................................................     (1,417,333)
                                                                   ------------
      Net unrealized appreciation                                  $ 10,425,658
                                                                   ============
(c)   Non-income producing security.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,500,000 or 2.3% of net assets.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        Statement of Assets & Liabilities
--------------------------------------------------------------------------------

July 31, 2003 (unaudited)

ASSETS
   Investments at cost ................................................   $82,677,370
   Net unrealized appreciation ........................................    10,425,658
                                                                          -----------
      Investments at value ............................................    93,103,028
   Receivable for securities sold .....................................     1,717,582
   Dividends and interest receivable ..................................       528,994
   Receivable for open swap contracts .................................       598,425
                                                                          -----------
      TOTAL ASSETS ....................................................    95,948,029
                                                                          -----------
LIABILITIES
   Payable for securities purchased ...................................     1,500,000
   Management fees payable ............................................        35,458
   Transfer agent fees payable ........................................         4,422
   Accounting and administrative fees payable .........................         6,063
   Other accounts payable and accrued expenses ........................       113,507
                                                                          -----------
      TOTAL LIABILITIES ...............................................     1,659,450
                                                                          -----------
AUCTION PREFERRED SHARES 1,120 shares outstanding at liquidation value
   plus cumulative unpaid dividends ...................................    28,002,546
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON SHARES ................................   $66,286,033
                                                                          ===========

NET ASSETS CONSIST OF:
   Common Shares, $0.00001 par value; unlimited number of shares
      authorized, 3,833,390 shares issued and outstanding .............   $        38
   Additional paid in capital .........................................    54,134,731
   Undistributed (overdistributed) net investment income...............       (21,205)
   Accumulated net realized gain (loss) on investments ................     1,148,386
   Net unrealized appreciation (depreciation) of investments ..........    11,024,083
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON SHARES ................................   $66,286,033
                                                                          ===========
COMPUTATION OF NET ASSET VALUE PER COMMON SHARE
   Net assets .........................................................   $66,286,033
                                                                          ===========
   Common Shares issued and outstanding ...............................     3,833,390
                                                                          ===========
   Net asset value per share ..........................................   $     17.29
                                                                          ===========
   Market Value (closing price per share on American Stock Exchange)...   $     16.08
                                                                          ===========

               See accompanying notes to financial statements.

                            Statement of Operations

For the Six Months Ended July 31, 2003 (unaudited)

INVESTMENT INCOME
      Dividends .....................................................   $ 3,442,921
      Interest ......................................................       144,180
                                                                        -----------
                                                                          3,587,101
                                                                        -----------
      Expenses
         Management fees ............................................       336,178
         Trustees' fees and expenses ................................        24,084
         Accounting and administrative ..............................        74,265
         Custodian ..................................................        19,778
         Transfer agent fees ........................................        21,632
         Audit and tax services .....................................        25,786
         Legal ......................................................        74,289
         Reports to shareholders ....................................         9,981
         Preferred stock auction ....................................        31,889
         American Stock Exchange fees ...............................         7,204
         Interest expense on interest rate swap contracts ...........       337,429
         Miscellaneous ..............................................        15,321
                                                                        -----------
      Total expenses before reductions ..............................       977,836
         Less waivers ...............................................      (184,270)
                                                                        -----------
      Net expenses ..................................................       793,566
                                                                        -----------
      Net investment income .........................................     2,793,535
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY TRANSACTIONS AND INTEREST RATE SWAPS
      Realized gain on:
         Investments - net ..........................................     1,154,837
         Foreign currency transactions - net ........................        (6,078)
      Change in unrealized appreciation (depreciation) of:
         Investments - net ..........................................    11,375,984
         Interest rate swap contracts - net .........................       598,425
                                                                        -----------
      Net realized and unrealized gain (loss) on investments, foreign
         currency transactions and interest rate swaps ..............    13,123,168
                                                                        -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............    15,916,703

LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET
   INVESTMENT INCOME ................................................      (169,779)
                                                                        -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   APPLICABLE TO COMMON SHARES ......................................   $15,746,924
                                                                        ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       For the Six Months Ended     For the Period
                                                                July 31,          November 26, 2002*
                                                                  2003                    to
                                                              (unaudited)          January 31, 2003
                                                       ------------------------   ------------------
FROM OPERATIONS:
   Net investment income ...........................          $ 2,793,535             $   322,911
   Net realized gain (loss) on investments and
      foreign currency transactions ................            1,148,759                  53,343
   Net change in unrealized appreciation
      (depreciation) of investments and
      interest rate swap contracts .................           11,974,409                (950,326)
                                                              -----------             -----------
   Increase (decrease) in net assets resulting
      from operations ..............................           15,916,703                (574,072)
LESS DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ...........................             (169,779)                     --
                                                              -----------             -----------
   Increase (decrease) in net assets from
      operations applicable to common shares .......           15,746,924                (574,072)
                                                              -----------             -----------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...........................           (2,644,961)               (328,168)
   Short-Term capital gain .........................                   --                 (14,018)
   Long-Term capital gain ..........................                   --                 (39,698)
   Return of capital ...............................                   --                 (58,796)
                                                              -----------             -----------
                                                               (2,644,961)               (440,680)
                                                              -----------             -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   COMMON SHARE TRANSACTIONS: ......................                9,467              54,790,542
                                                              -----------             -----------
   Offering costs and preferred shares
      underwriting commissions .....................             (601,187)                     --
                                                              -----------             -----------
   Total increase (decrease) in net assets .........           12,510,243              53,775,790
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Beginning of period .............................           53,775,790                      --
                                                              -----------             -----------
   End of period ...................................          $66,286,033             $53,775,790
                                                              ===========             ===========
   UNDISTRIBUTED (OVERDISTRIBUTED) NET
      INVESTMENT INCOME ............................          $   (21,205)            $       --
                                                              ===========             ===========

     *Commencement of operations.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

                                                                          For the Six Months Ended     For the Period
                                                                                   July 31,          November 26, 2002*
                                                                                     2003                    to
                                                                                 (unaudited)          January 31, 2003
                                                                          ------------------------   ------------------
Net Asset Value, Beginning of Period (Common Shares) ..................            $ 14.03                $ 14.33 (a)
                                                                                   -------                -------
Net Investment Income (b) .............................................               0.73                   0.09
Net Realized and Unrealized Gain (Loss) on Investments ................               3.42                  (0.24)
                                                                                   -------                -------
Total From Investment Operations ......................................               4.15                  (0.15)
                                                                                   -------                -------
Less Distributions to Preferred Shareholders:
   Dividends From Net Investment Income ...............................              (0.04)                    --
                                                                                   -------                -------
Total From Investment Operations Applicable to Common Shareholders ....               4.11                  (0.15)
                                                                                   -------                -------
Less Distributions to Common Shareholders:
   Dividends From Net Investment Income ...............................              (0.69)                 (0.09)
   Distributions From Net Realized Short Term Gains ...................                 --                  (0.00)(f)
   Distributions From Net Realized Long Term Gains ....................                 --                  (0.01)
   Distributions From Paid In Capital .................................                 --                  (0.02)
                                                                                   -------                -------
Total Distributions ...................................................              (0.69)                 (0.12)
                                                                                   -------                -------
Common Shares Offering Costs Charged to Paid-In Capital ...............                 --                  (0.03)
                                                                                   -------                -------
Preferred Shares Underwriting Commissions and Offering Costs ..........              (0.16)                    --
                                                                                   -------                -------
Net Asset Value, End of Period (Common Shares) ........................            $ 17.29                $ 14.03
                                                                                   =======                =======
Market Value, End of Period (Common Shares) ...........................            $ 16.08                $ 14.55
                                                                                   =======                =======
Total Return on Market Value (%) ......................................              15.69                  (2.23)(c)
Total Return on Net Asset Value (%) ...................................              29.01                  (1.29)(c)
Ratio of Expenses to Average Net Assets Applicable to Common Shares,
   Before Waivers (%) (d)(e) ..........................................               3.38                   1.85
Ratio of Expenses to Average Net Assets Applicable to Common Shares,
   After Waivers (%) (d)(e) ...........................................               2.75                   1.37
Ratio of Net Investment Income to Average Net Assets Applicable to
   Common Shares, Before Waivers (%) (e) ..............................               9.03                   2.80
Ratio of Net Investment Income to Average Net Assets Applicable to
   Common Shares, After Waivers (%) (e) ...............................               9.66                   3.28
Portfolio Turnover Rate (%) ...........................................                 16                      1
Net Assets Applicable to Common Shares, End of Period (000) ...........            $66,286                $53,776
Auction Market Preferred Shares
Total Shares Outstanding ..............................................              1,120                     --
Asset Coverage Per Share (g) ..........................................            $84,184                $    --
Involuntary Liquidation Preference Per Share (h) ......................            $25,000                $    --
Approximate Market Value Per Share....................................             $25,000                $    --

*    Commencement of operations.
(a) Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)  Calculated using average common shares outstanding during the period.
(c) Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.
(d) The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)  Annualized.
(f)  Amount rounds to less than $0.01 per share.
(g) Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)  Plus accumulated and unpaid dividends.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an amended and restated Agreement and Declaration of Trust dated October 12, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ National Market, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Effective April 14, 2003, securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the period ended July 31, 2003, the dividend rates for AMPS ranged from 1.08% to 1.35%. The dividend rate for AMPS on July 31, 2003 was 1.09%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap contracts are included as part of interest income or interest expense on interest rate swap contracts. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 7 for a summary of the open swap contracts as of July 31, 2003.

3. Auction Market Preferred Shares. The Fund is authorized to issue an unlimited number of preferred shares, par value $0.0001 per share. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share. The Fund is required to maintain certain asset coverage with respect to the AMPS as defined in the Fund's By-Laws.

4. Purchases and Sales of Securities. For the six months ended July 31, 2003, purchases and sales of securities (excluding short-term investments) were $40,845,259 and $12,442,548, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L. P. ("AEW") serves as the investment adviser to the Fund. AEW is an affiliate of AEW Capital Management, L.P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund (which include the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

The investment adviser has also agreed to waive an additional portion of its management fees in the amount of 0.10% of average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the six months ended July 31, 2003, management fee and waiver for the Fund were as follows:
                                        Percentage of Average
   Gross      Waiver of       Net       Daily Managed Assets*
Management   Management    Management   ---------------------
   Fee          Fee           Fee           Gross    Net
----------   -----------   ----------       -----   -----
 $336,178      $147,078     $189,100        0.80%   0.45%

*Annualized

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. The Fund pays CIS a fee for these services based on the Fund's average daily managed assets, or if higher, the minimum fee set forth below:

     (1) Percentage of Eligible Average Daily Managed Assets
         ---------------------------------------------------
                   First                   Over
               $300 million            $300 million
               ------------            ------------
                  0.0600%                 0.0575%

     or

     (2) An annual minimum fee of $150,000.

CIS has currently agreed to voluntarily waive a portion of its administrative services fee. The waiver is voluntary and may be terminated by CIS at any time without notice.

For the six months ended July 31, 2003, the following was paid to CIS for accounting and administrative services:

    Gross           Waiver of           Net         Percentage of Average
  Accounting       Accounting       Accounting     Daily Managed Assets*
     And              And              And         ---------------------
Administrative   Administrative   Administrative        Gross    Net
--------------   --------------   --------------        -----   -----
   $74,265          $37,192           $37,073           0.18%   0.09%

*Annualized

--------------------------------------------------------------------------------
                    Notes To Financial Statements (continued)
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

c. Trustees Fees. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS North America or its affiliates. Each other Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four board or committee meetings per year; Trustees are compensated for each additional board and committee meeting, in excess of four meetings per year, at the rate of $375 and $200, respectively.

6. Shares of Beneficial Interest. The Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. Transactions in common shares were as follows:

                                                                For the
                                         Six Months             Period
                                           Ended         November 26, 2002 (a)
                                          July 31,                to
                                            2003            January 31, 2003
                                       ---------------   -----------------------
                                       Shares   Amount     Shares       Amount
                                       ------   ------   ---------   -----------
Shares purchased
   by investment adviser ...........      --    $   --       7,000   $   100,275
Initial Public Offering on
   November 26, 2002 (b)............      --        --   3,750,000    53,606,250
Purchase of additional shares
   by underwriters on
   January 13, 2003 (c).............      --        --      75,000     1,074,000
Shares issued pursuant to the
   Fund's dividend reinvestment
   plan ............................     676     9,467         714        10,017
                                         ---    ------   ---------   -----------
Net increase .......................     676     9,467   3,832,714    54,790,542
                                         ---    ------   ---------   -----------
Increase derived from capital
   shares transactions .............     676    $9,467   3,832,714   $54,790,542
                                         ===    ======   =========   ===========

(a) Commencement of operations
(b) After deduction of underwriting commissions and offering expenses of $2,643,750.
(c) After deduction of underwriting commissions of $51,000.

7. Swap Contracts.

                                                                                                            Unrealized
  Notional Amount     Expiration Date                           Description                          Appreciation/(Depreciation)
-------------------   ---------------   ----------------------------------------------------------   ---------------------------
Interest Rate Swaps

   2,800,000 USD          3/1/2006      Agreement with Fleet National Bank dated 2/28/2003 to pay              $  7,129
                                        the notional amount multiplied by 2.345% and to receive
                                        the notional amount multiplied by the 1 week Floating Rate
                                        London Interbank Offered Rate ("LIBOR") adjusted by a
                                        specific spread.

  14,000,000 USD          3/3/2008      Agreement with Fleet National Bank dated 2/28/2003 to pay               281,129
                                        the notional amount multiplied by 3.104% and to receive
                                        the notional amount multiplied by the 1 week Floating Rate
                                        LIBOR adjusted by a specific spread.

   8,400,000 USD          3/1/2010      Agreement with Fleet National Bank dated 2/28/2003 to pay               310,167
                                        the notional amount multiplied by 3.622% and to receive
                                        the notional amount multiplied by the 1 week Floating Rate
                                        LIBOR adjusted by a specific spread.
                                                                                                               --------
                                                                                                               $598,425
                                                                                                               ========

8. Subsequent Event. On July 1, 2003, the Fund declared three monthly dividends of $0.115 per common share for the months of July, August and September payable on July 25, August 29 and September 26, respectively.

--------------------------------------------------------------------------------
                           Dividend reinvestment plan
--------------------------------------------------------------------------------

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by EquiServe Trust Company, N.A., as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

     It is currently anticipated that the Fund's 2004 annual meeting of Shareholders will be held in May 2004. Shareholders submitting any proposals for the Fund intended to be presented at the 2004 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than February 15, 2004 and not earlier than January 31, 2004. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

     Shareholder Meeting (Unaudited). At the annual meeting (the "Meeting") of shareholders held on May 15, 2003, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

     1. ELECTION OF TRUSTEES

                                   For     Against   Abstained*   Total Votes
                               ---------   -------   ----------   -----------
     (01) Graham T. Allison    1,852,684    11,445       0         1,864,129

     (02) Richard Darman       1,850,992    13,137       0         1,864,129

     (03) Pendleton P. White   1,850,992    13,137       0         1,864,129

     *Includes Broker Non-Votes (if any).

     Messrs. Daniel M. Cain, Kenneth J. Cowan, John A. Shane, John T. Hailer and Peter S. Voss and Ms. Sandra O. Moose, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting. Messrs. Edward
     A. Benjamin, Paul G. Chenault and Robert J. Blanding became Trustees of the Fund in June 2003.

--------------------------------------------------------------------------------
                                 Privacy Policy
--------------------------------------------------------------------------------
                    CDC IXIS Asset Management Services, Inc.
                           AEW Real Estate Income Fund

Notice of Privacy Policies and Practices

We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

/1/ For purposes of this notice the term "We" includes AEW Real Estate Income Fund and CDC IXIS Asset Management Services, Inc.

/2/ For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the Funds.

[LOGO] AEW

























                                                                    CEAEW58-0703

Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a)  Code of Ethics - Not applicable.

(b)  Certifications of Principal Executive Officer and Principal Financial
     Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AEW Real Estate Income Fund


                                      By:  /s/ John T. Hailer
                                          --------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: September 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By:  /s/ John T. Hailer
                                          --------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: September 24, 2003


                                      By:  /s/ Nicholas H. Palmerino
                                          --------------------------------------
                                      Name: Nicholas H. Palmerino
                                      Title: Treasurer
                                      Date: September 24, 2003

                                  EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.